SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 May 19, 2003
            -------------------------------------------------------
               Date of report (Date of earliest event reported)


                              THE IT GROUP, INC.
            -------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                         1-09037              33-0001212
--------------------------------    -------------------    ------------------
 (State or Other Jurisdiction         (Commission           (IRS Employer
   of Incorporation)                  File Number)          Identification No.)


            2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (412) 372-7701


                                Not Applicable
 ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On May 19, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from November 2, 2002 through November 29, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of May 19, 2003 and incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

      Number           Description
      ------           -----------

      99.1 Notice of Filing of Monthly Operating Report for period from November 2, 2002 through November 29, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of May 19, 2003.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE IT GROUP, INC.


                                              By: /s/ Harry J. Soose, Jr.
                                                  -------------------------
                                              Name:  Harry J. Soose, Jr.
                                              Title: Chief Operating Officer



Date:  June 11, 2003



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                               INDEX TO EXHIBITS

   Number             Description
   ------             -----------

   99.1 Notice of Filing of Monthly Operating Report for period from November 2, 2002 through November 29, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of May 19, 2003.